Exhibit 99.1

Chemed Reports Fourth-Quarter 2015 Results

CINCINNATI--(BUSINESS WIRE)--February 17, 2016--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2015, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 5.1% to $399 million
  GAAP Diluted EPS increased 0.6% to $1.72
  Adjusted Diluted EPS increased 9.4% to $1.97

VITAS segment operating results:

  Net Patient Revenue of $284 million, an increase of 3.7%
  Average Daily Census (ADC) of 15,697, an increase of 5.8%
  Admissions of 15,790, a decrease of 3.2%
  Net Income, including litigation costs, of $26.5 million, an increase of 3.8%
  Adjusted EBITDA, excluding cap, of $46.4 million, an increase of 2.7%
  Adjusted EBITDA margin, excluding cap, of 16.3%, a decrease of 19 basis points

Roto-Rooter segment operating results:

  Revenue of $114 million, an increase of 8.7%
  Net Income of $13.5 million, an increase of 17.2%
  Adjusted EBITDA of $24.4 million, an increase of 15.5%
  Adjusted EBITDA margin of 21.4%, an increase of 126 basis points

VITAS

Net revenue for VITAS was $284 million in the fourth quarter of 2015, which is an increase of $10.1 million, or 3.7%, when compared to the prior-year period. This revenue increase is comprised of an average Medicare reimbursement rate increase of approximately 0.6%, a 5.8% increase in average daily census, offset by level of care and geographic mix shift, when compared to the prior year.

In the fourth quarter of 2015, VITAS did not record any adjustments in estimated Medicare Cap billing limitations. This compares to $0.5 million of Medicare Cap billing limitations reversed in the fourth quarter of 2014.

At December 31, 2015, VITAS had 31 Medicare provider numbers, none of which has an estimated 2015 Medicare Cap billing limitation.

Of VITAS’ 31 unique Medicare provider numbers, 28 provider numbers have a Medicare Cap cushion of 10% or greater for the trailing twelve-month period, one provider number has a cap cushion between 5% and 10% and two provider numbers have a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $274 million during the trailing twelve-month period.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $196.98, which is 1.8% below the prior-year period. Routine home care reimbursement and high acuity care averaged $165.06 and $704.93, respectively. During the quarter, high acuity days of care were 5.9% of total days of care, 78 basis points less than the prior-year quarter.

The fourth quarter of 2015 gross margin, excluding the impact of Medicare Cap, was 24.1%, which is 12 basis points less than the fourth quarter of 2014.

Selling, general and administrative expense was $23.1 million in the fourth quarter of 2015, which is an increase of 5.9% when compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $46.4 million in the quarter, an increase of 2.7% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 16.3% in the quarter which is a decline of 19 basis points when compared to the prior-year.

Roto-Rooter

Roto-Rooter generated sales of $114 million for the fourth quarter of 2015, an increase of $9.1 million, or 8.7%, over the prior-year quarter. This increase consisted of a 10.3% increase in plumbing and a 4.4% increase in sewer and drain services. Water restoration accounted for $2.1 million of this revenue growth, with water and flood remediation services aggregating $10.4 million in the quarter.

Roto-Rooter’s gross margin in the quarter was 47.3%, a 56 basis point improvement when compared to the fourth quarter of 2014. Adjusted EBITDA in the fourth quarter of 2015 totaled $24.4 million, an increase of 15.5%, and the Adjusted EBITDA margin was 21.4% in the quarter, a 126 basis point improvement when compared to the prior year.

Chemed Consolidated

As of December 31, 2015, Chemed had total cash and cash equivalents of $14.7 million and debt of $91.3 million.

In June 2014 Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 112.5 basis points. At December 31, 2015, the Company had approximately $312 million of undrawn borrowing capacity under this credit agreement.

Capital expenditures through December 31, 2015, aggregated $44.1 million and compares to depreciation and amortization during the same period of $33.5 million.

The Company repurchased $11.3 million of Chemed stock during the quarter. This equates to 75,000 shares of Chemed stock repurchased at an average cost of $151.09. Chemed currently has $52.5 million of authorization remaining under this share repurchase plan.

Guidance for 2016

On January 1, 2016, CMS implemented a revenue neutral rebasing to the Medicare hospice reimbursement per diem. This rebasing eliminated the single-tier per diem for routine home care (RHC) and replaced it with a two-tiered rate, with a higher rate for the first 60 days of a hospice patient’s care, and a lower rate for days 61 and after. In addition, CMS provided for a Service Intensity Add-on (SIA) payment which provides for reimbursement of care provided by a registered nurse or social worker for RHC patients within seven days prior to death. The reimbursement for continuous care, inpatient care and respite care are not impacted by this rebasing.

The two-tiered national per diem rate for RHC is $186.84 for the first 60 days and $146.83 for RHC provided to patients in hospice beyond 60 days. An individual hospice’s actual per diem rate is adjusted for differences in geographic cost of living. Rebasing in 2016 would be revenue neutral to a hospice if it has 37.6% of total RHC days-of-care being provided to patients in their first 60 days of admission and 62.4% of total RHC days-of-care provided to patients after the 60 days. (Days-of-Care ratio).

Historically, VITAS had a 32/68 aggregate Days-of-Care ratio. High acuity care historically has represented 6% to 7% of VITAS’ total days-of-care. VITAS high acuity days-of-care provided to patients within the first 60 days of admission represented approximately 15% of days-of-care provided to patients in the first 60 days of admission. This results in a VITAS RHC Days-of-Care ratio of approximately 29/71.

The impact to VITAS for the 2016 rebasing is estimated to reduce aggregate 2016 revenue by $16 million when compared to the single-tier reimbursement model. Rebasing is estimated to reduce 2016 RHC revenue by approximately $20 million partially offset by $4 million in SIA payments.

The estimated impact from rebasing is similar to the impact of sequestration. It will have a one-year impact relative to revenue and profitability growth when compared to the prior year. However, similar to sequestration, VITAS anticipates a significant portion of this $16 million reduction in revenue will be offset by increased efficiencies in 2016 and 2017 in the areas of non-bedside field operations and general administration.

Including the impact of rebasing, full-year 2016 revenue growth for VITAS, prior to Medicare Cap, is estimated to be in the range of 2.5% to 3.5%. Admissions in 2016 are estimated to increase 3% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14% to 15%. This guidance includes $5.0 million for Medicare Cap billing limitations.

Roto-Rooter is forecasted to achieve full-year 2016 revenue growth of 3.5% to 4.5%. This revenue estimate is based upon increased job pricing of approximately 1% and continued growth in water restoration services. Adjusted EBITDA margin for 2016 is estimated in the range of 20% to 21%.

Based upon the above, full-year 2016 adjusted earnings per diluted share, excluding non-cash expense for stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $7.05 to $7.25. This compares to Chemed’s 2015 reported adjusted earnings per diluted share of $6.98.

The impact on diluted earnings per share from rebasing is approximately $0.56. Excluding rebasing, 2016 guidance for adjusted earnings per diluted share would have been in the range of $7.61 to $7.81.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday, February 18, 2016, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (877) 415-3186 for U.S. and Canadian participants and (857) 244-7329 for international participants. The participant passcode is 76740859. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay pass code is 33220503. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 15,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance.

In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2015	2014	2015	2014
Service revenues and sales	$398,589	$379,411	$1,543,388	$1,456,282
Cost of services provided and goods sold	275,973	263,402	1,087,610	1,034,673
Selling, general and administrative expenses (aa)	64,554	57,832	237,821	222,589
Depreciation	8,180	8,010	32,369	29,881
Amortization	723	130	1,130	720
Total costs and expenses	349,430	329,374	1,358,930	1,287,863
Income from operations	49,159	50,037	184,458	168,419
Interest expense	(799)	(962)	(3,645)	(8,186)
Other income--net (bb)	569	244	(687)	2,521
Income before income taxes	48,929	49,319	180,126	162,754
Income taxes	(19,000)	(19,524)	(69,852)	(63,437)
Net income	$29,929	$29,795	$110,274	$99,317

Earnings Per Share
Net income	$1.78	$1.77	$6.54	$5.79
Average number of shares outstanding	16,819	16,878	16,870	17,165

Diluted Earnings Per Share
Net income	$1.72	$1.71	$6.33	$5.57
Average number of shares outstanding	17,365	17,469	17,422	17,840

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2015	2014	2015	2014
SG&A expenses before long-term incentive compensation, O.I.G. expenses and the impact of market value gains related to deferred compensation plans	$58,625	$56,308	$225,180	$214,761
Long-term incentive compensation	3,764	581	7,519	2,569
O.I.G. expenses	1,137	533	4,974	2,141
Market value gains related to deferred compensation trusts	1,028	410	148	3,118
Total SG&A expenses	$64,554	$57,832	$237,821	$222,589

(bb)	Other income--net comprises (in thousands):
	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2015	2014	2015	2014
Market value gains related to deferred compensation trusts	$1,028	$410	$148	$3,118
Loss on disposal of property and equipment	(567)	(147)	(698)	(640)
Interest income	74	(24)	281	(29)
Other	34	5	(418)	72
Total other income--net	$569	$244	$(687)	$2,521

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	December 31,
	2015	2014
Assets
Current assets
Cash and cash equivalents	$14,727	$14,132
Accounts receivable less allowances	106,262	124,607
Inventories	6,314	6,168
Current deferred income taxes	-	15,414
Prepaid income taxes	10,653	2,787
Prepaid expenses	12,852	11,456
Total current assets	150,808	174,564
Investments of deferred compensation plans held in trust	49,481	49,147
Properties and equipment, at cost less accumulated depreciation	117,370	105,336
Identifiable intangible assets less accumulated amortization	55,111	56,027
Goodwill	472,322	466,722
Other assets	7,233	8,136
Total Assets	$852,325	$859,932

Liabilities
Current liabilities
Accounts payable	$43,695	$46,849
Current portion of long-term debt	7,500	6,250
Income taxes	-	5,818
Accrued insurance	43,972	40,814
Accrued compensation	52,817	50,718
Accrued legal	1,233	753
Other current liabilities	22,119	24,352
Total current liabilities	171,336	175,554
Deferred income taxes	21,041	29,945
Long-term debt	83,750	141,250
Deferred compensation liabilities	49,467	48,684
Other liabilities	13,478	13,143
Total Liabilities	339,072	408,576

Stockholders' Equity
Capital stock	33,985	33,337
Paid-in capital	603,006	538,845
Retained earnings	865,845	771,176
Treasury stock, at cost	(991,978)	(894,285)
Deferred compensation payable in Company stock	2,395	2,283
Total Stockholders' Equity	513,253	451,356
Total Liabilities and Stockholders' Equity	$852,325	$859,932

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2015	2014
Cash Flows from Operating Activities
Net income	$110,274	$99,317
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	33,499	30,601
Provision for uncollectible accounts receivable	14,247	13,173
Noncash long-term incentive compensation	6,644	2,569
Provision for deferred income taxes	6,325	6,978
Stock option expense	5,445	4,802
Amortization of restricted stock awards	2,107	2,471
Directors' stock awards	540	480
Amortization of debt issuance costs	523	826
Amortization of discount on convertible notes	-	3,392
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	4,132	(45,785)
Decrease/(increase) in inventories	(142)	535
Decrease/(increase) in prepaid expenses	(1,290)	6,362
Increase/(decrease) in accounts payable and other current liabilities	476	(26,304)
Increase in income taxes	344	11,279
Increase in other assets	(47)	(4,769)
Increase in other liabilities	1,320	8,484
Excess tax benefit on stock-based compensation	(14,042)	(5,172)
Other sources	1,145	1,040
Net cash provided by operating activities	171,500	110,279
Cash Flows from Investing Activities
Capital expenditures	(44,135)	(43,571)
Business combinations, net of cash acquired	(6,614)	(250)
Other sources	432	294
Net cash used by investing activities	(50,317)	(43,527)
Cash Flows from Financing Activities
Payments on revolving line of credit	(153,200)	(336,350)
Proceeds from revolving line of credit	103,200	386,350
Purchases of treasury stock	(59,323)	(110,019)
Capital stock surrendered to pay taxes on stock-based compensation	(15,734)	(7,524)
Dividends paid	(15,605)	(14,255)
Proceeds from exercise of stock options	15,424	23,910
Excess tax benefit on stock-based compensation	14,042	5,172
Payments on other long-term debt	(6,250)	(189,456)
Increase/(decrease) in cash overdrafts payable	(1,177)	9,714
Proceeds from other long-term debt	-	100,000
Retirement of warrants	-	(2,648)
Debt issuances costs	-	(914)
Other uses	(1,965)	(1,018)
Net cash used by financing activities	(120,588)	(137,038)
Increase/(Decrease) in Cash and Cash Equivalents	595	(70,286)
Cash and cash equivalents at beginning of year	14,132	84,418
Cash and cash equivalents at end of period	$14,727	$14,132

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Service revenues and sales	$284,470	$114,119	$-	$398,589
Cost of services provided and goods sold	215,786	60,187	-	275,973
Selling, general and administrative expenses (a)	23,086	29,649	11,819	64,554
Depreciation	4,647	3,390	143	8,180
Amortization	578	145	-	723
Total costs and expenses	244,097	93,371	11,962	349,430
Income/(loss) from operations	40,373	20,748	(11,962)	49,159
Interest expense (a)	(36)	(74)	(689)	(799)
Intercompany interest income/(expense)	2,039	884	(2,923)	-
Other income/(expense)—net	(422)	(38)	1,029	569
Income/(loss) before income taxes	41,954	21,520	(14,545)	48,929
Income taxes (a)	(15,446)	(8,069)	4,515	(19,000)
Net income/(loss)	$26,508	$13,451	$(10,030)	$29,929

2014
Service revenues and sales	$274,383	$105,028	$-	$379,411
Cost of services provided and goods sold	207,424	55,978	-	263,402
Selling, general and administrative expenses (b)	21,800	28,200	7,832	57,832
Depreciation	4,892	2,970	148	8,010
Amortization	62	68	-	130
Total costs and expenses	234,178	87,216	7,980	329,374
Income/(loss) from operations	40,205	17,812	(7,980)	50,037
Interest expense (b)	(40)	(68)	(854)	(962)
Intercompany interest income/(expense)	1,669	802	(2,471)	-
Other income/(expense)—net	(176)	10	410	244
Income/(loss) before income taxes	41,658	18,556	(10,895)	49,319
Income taxes (b)	(16,116)	(7,081)	3,673	(19,524)
Net income/(loss)	$25,542	$11,475	$(7,222)	$29,795

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Service revenues and sales	$1,115,551	$427,837	$-	$1,543,388
Cost of services provided and goods sold	862,587	225,023	-	1,087,610
Selling, general and administrative expenses (a)	89,879	114,269	33,673	237,821
Depreciation	18,789	12,988	592	32,369
Amortization	758	372	-	1,130
Total costs and expenses	972,013	352,652	34,265	1,358,930
Income/(loss) from operations	143,538	75,185	(34,265)	184,458
Interest expense (a)	(200)	(348)	(3,097)	(3,645)
Intercompany interest income/(expense)	7,499	3,385	(10,884)	-
Other income/(expense)—net	(816)	(19)	148	(687)
Income/(loss) before income taxes	150,021	78,203	(48,098)	180,126
Income taxes (a)	(56,675)	(29,630)	16,453	(69,852)
Net income/(loss)	$93,346	$48,573	$(31,645)	$110,274

2014
Service revenues and sales	$1,064,205	$392,077	$-	$1,456,282
Cost of services provided and goods sold	825,739	208,934	-	1,034,673
Selling, general and administrative expenses (b)	85,183	106,960	30,446	222,589
Depreciation	18,601	10,702	578	29,881
Amortization	447	273	-	720
Total costs and expenses	929,970	326,869	31,024	1,287,863
Income/(loss) from operations	134,235	65,208	(31,024)	168,419
Interest expense (b)	(207)	(363)	(7,616)	(8,186)
Intercompany interest income/(expense)	6,189	2,892	(9,081)	-
Other income—net	(753)	146	3,128	2,521
Income/(loss) before income taxes	139,464	67,883	(44,593)	162,754
Income taxes (b)	(53,278)	(25,808)	15,649	(63,437)
Net income/(loss)	$86,186	$42,075	$(28,944)	$99,317

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Net income/(loss)	$26,508	$13,451	$(10,030)	$29,929
Add/(deduct):
Interest expense	36	74	689	799
Income taxes	15,446	8,069	(4,515)	19,000
Depreciation	4,647	3,390	143	8,180
Amortization	578	145	-	723
EBITDA	47,215	25,129	(13,713)	58,631
Add/(deduct):
Intercompany interest expense/(income)	(2,039)	(884)	2,923	-
Interest income	(61)	(13)	-	(74)
Expenses related to OIG investigation	1,137	-	-	1,137
Amortization of stock awards	152	87	380	619
Acquisition expenses	-	11	-	11
Advertising cost adjustment (c)	-	50	-	50
Stock option expense	-	-	1,845	1,845
Long-term incentive compensation	-	-	3,764	3,764
Adjusted EBITDA	$46,404	$24,380	$(4,801)	$65,983

2014
Net income/(loss)	$25,542	$11,475	$(7,222)	$29,795
Add/(deduct):
Interest expense	40	68	854	962
Income taxes	16,116	7,081	(3,673)	19,524
Depreciation	4,892	2,970	148	8,010
Amortization	62	68	-	130
EBITDA	46,652	21,662	(9,893)	58,421
Add/(deduct):
Intercompany interest expense/(income)	(1,669)	(802)	2,471	-
Interest income	35	(10)	(1)	24
Expenses related to OIG investigation	533	-	-	533
Amortization of stock awards	143	60	397	600
Acquisition expenses	-	23	-	23
Expenses related to litigation settlements	-	16	-	16
Advertising cost adjustment (c)	-	161	-	161
Stock option expense	-	-	1,372	1,372
Long-term incentive compensation	-	-	581	581
Adjusted EBITDA	$45,694	$21,110	$(5,073)	$61,731

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Net income/(loss)	$93,346	$48,573	$(31,645)	$110,274
Add/(deduct):
Interest expense	200	348	3,097	3,645
Income taxes	56,675	29,630	(16,453)	69,852
Depreciation	18,789	12,988	592	32,369
Amortization	758	372	-	1,130
EBITDA	169,768	91,911	(44,409)	217,270
Add/(deduct):
Intercompany interest expense/(income)	(7,499)	(3,385)	10,884	-
Interest income	(241)	(40)	-	(281)
Expenses related to OIG investigation	4,974	-	-	4,974
Amortization of stock awards	496	268	1,343	2,107
Net expenses related to litigation settlements	-	5	-	5
Acquisition expenses	-	172	-	172
Advertising cost adjustment (c)	-	(1,317)	-	(1,317)
Stock option expense	-	-	5,445	5,445
Long-term incentive compensation	-	-	7,519	7,519
Expenses related to securities litigation	-	-	37	37
Adjusted EBITDA	$167,498	$87,614	$(19,181)	$235,931

2014
Net income/(loss)	$86,186	$42,075	$(28,944)	$99,317
Add/(deduct):
Interest expense	207	363	7,616	8,186
Income taxes	53,278	25,808	(15,649)	63,437
Depreciation	18,601	10,702	578	29,881
Amortization	447	273	-	720
EBITDA	158,719	79,221	(36,399)	201,541
Add/(deduct):
Intercompany interest expense/(income)	(6,189)	(2,892)	9,081	-
Interest income	78	(39)	(10)	29
Expenses related to OIG investigation	2,141	-	-	2,141
Amortization of stock awards	586	252	1,633	2,471
Net expenses related to litigation settlements	113	7	-	120
Acquisition expenses	1	23	-	24
Advertising cost adjustment (c)	-	(1,462)	-	(1,462)
Stock option expense	-	-	4,802	4,802
Long-term incentive compensation	-	-	2,569	2,569
Expenses related to securities litigation	-	-	327	327
Adjusted EBITDA	$155,449	$75,110	$(17,997)	$212,562

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2015	2014	2015	2014
Net income as reported	$29,929	$29,795	$110,274	$99,317

Add/(deduct) the after-tax:
Long-term incentive compensation	2,377	367	4,752	1,625
Stock option expense	1,171	863	3,439	3,022
Expenses related to OIG investigation	703	331	3,072	1,328
Acquisition expenses	6	14	104	15
Net expenses related to litigation settlements	-	10	3	74
Expenses related to securities litigation	-	-	23	207
Non-cash expense of change in accounting for convertible debt	-	-	-	2,143
Adjusted net income	$34,186	$31,380	$121,667	$107,731

Diluted Earnings Per Share As Reported
Net income	$1.72	$1.71	$6.33	$5.57
Average number of shares outstanding	17,365	17,469	17,422	17,840

Adjusted Diluted Earnings Per Share
Net income	$1.97	$1.80	$6.98	$6.07
Adjusted average number of shares outstanding (d)	17,365	17,469	17,422	17,738

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
OPERATING STATISTICS	2015	2014	2015	2014
Net revenue ($000) (e)
Homecare	$224,278	$209,633	$865,145	$810,413
Inpatient	22,954	25,839	99,439	102,876
Continuous care	37,238	38,405	150,802	152,206
Total before Medicare cap allowance	$284,470	$273,877	$1,115,386	$1,065,495
Medicare cap allowance	-	506	165	(1,290)
Total	$284,470	$274,383	$1,115,551	$1,064,205
Net revenue as a percent of total before Medicare cap allowance
Homecare	78.8%	76.6%	77.6%	76.0%
Inpatient	8.1	9.4	8.9	9.7
Continuous care	13.1	14.0	13.5	14.3
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	-	0.2	-	(0.1)
Total	100.0%	100.2%	100.0%	99.9%
Average daily census ("ADC") (days)
Homecare	11,707	10,850	11,372	10,634
Nursing home	3,062	2,995	3,035	2,954
Routine homecare	14,769	13,845	14,407	13,588
Inpatient	377	427	412	428
Continuous care	551	566	566	568
Total	15,697	14,838	15,385	14,584

Total Admissions	15,790	16,313	65,872	64,090
Total Discharges	15,915	16,333	64,900	63,478
Average length of stay (days)	89.8	82.7	81.6	82.4
Median length of stay (days)	17.0	15.0	15.0	15.0
ADC by major diagnosis
Neurological	22.8%	25.4%	23.2%	30.1%
Cancer	15.6	17.2	16.4	17.3
Cardio	17.4	17.8	17.4	17.0
Cerebro	29.9	26.4	29.1	20.6
Respiratory	7.7	7.8	7.8	7.9
Other	6.6	5.4	6.1	7.1
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	12.1%	13.2%	12.3%	18.6%
Cancer	31.5	33.1	32.0	33.3
Cardio	15.2	15.2	15.3	14.9
Cerebro	19.7	17.7	19.0	11.5
Respiratory	9.5	9.3	9.9	9.4
Other	12.0	11.5	11.5	12.3
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (f)
Routine homecare	54.7%	54.9%	53.4%	53.8%
Inpatient	1.3	7.2	5.0	5.8
Continuous care	16.1	18.2	16.1	17.4
Homecare margin drivers (dollars per patient day)
Labor costs	$53.96	$53.06	$55.58	$53.99
Drug costs	6.63	6.90	6.68	7.01
Home medical equipment	6.61	6.41	6.57	6.61
Medical supplies	2.84	3.10	2.90	3.18
Inpatient margin drivers (dollars per patient day)
Labor costs	$358.52	$327.53	$350.06	$339.90
Continuous care margin drivers (dollars per patient day)
Labor costs	$596.21	$582.69	$592.48	$585.61
Bad debt expense as a percent of revenues	1.0%	1.0%	1.0%	1.0%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	37.5	38.9	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	26.7	33.6	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2014 AND 2015
(unaudited)

(a) Included in the results of operations 2015 are the following significant credits/(charges) which may not be indicative of ongoing operations
(in thousands):

	For the Three Months Ended December 31, 2015
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Expenses related to OIG investigation	$(1,137)	$-	$-	$(1,137)
Acquisition expenses	-	(11)	-	(11)
Long-term incentive compensation	-	-	(3,764)	(3,764)
Stock option expense	-	-	(1,845)	(1,845)
Pretax impact on earnings	(1,137)	(11)	(5,609)	(6,757)
Income tax benefit on the above	434	5	2,061	2,500
After-tax impact on earnings	$(703)	$(6)	$(3,548)	$(4,257)

	For the Year Ended December 31, 2015
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Expenses related to OIG investigation	$(4,974)	$-	$-	$(4,974)
Net expenses related to litigation settlements	-	(5)	-	(5)
Acquisition expenses	-	(172)	-	(172)
Long-term incentive compensation	-	-	(7,519)	(7,519)
Stock option expense	-	-	(5,445)	(5,445)
Expenses related to securities litigation	-	-	(37)	(37)
Pretax impact on earnings	(4,974)	(177)	(13,001)	(18,152)
Income tax benefit on the above	1,902	70	4,787	6,759
After-tax impact on earnings	$(3,072)	$(107)	$(8,214)	$(11,393)

(b)	Included in the results of operations 2014 are the following significant credits/(charges) which may not be indicative of ongoing operations
(in thousands):

	For the Three Months Ended December 31, 2014
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Expenses related to OIG investigation	$(533)	$-	$-	$(533)
Acquisition expenses	-	(23)	-	(23)
Expenses related to litigation settlements	-	(16)	-	(16)
Stock option expense	-	-	(1,372)	(1,372)
Long-term incentive compensation	-	-	(581)	(581)
Pretax impact on earnings	(533)	(39)	(1,953)	(2,525)
Income tax benefit on the above	202	15	723	940
After-tax impact on earnings	$(331)	$(24)	$(1,230)	$(1,585)

	For the Year Ended December 31, 2014
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Expenses related to OIG investigation	$(2,141)	$-	$-	$(2,141)
Net expenses related to litigation settlements	(113)	(7)	-	(120)
Acquisition expenses	(1)	(23)	-	(24)
Stock option expense	-	-	(4,802)	(4,802)
Long-term incentive compensation	-	-	(2,569)	(2,569)
Expenses related to securities litigation	-	-	(327)	(327)
Interest expense:
Non-cash expense of change in accounting for convertible debt	-	-	(3,389)	(3,389)
Pretax impact on earnings	(2,255)	(30)	(11,087)	(13,372)
Income tax benefit on the above	856	12	4,090	4,958
After-tax impact on earnings	$(1,399)	$(18)	$(6,997)	$(8,414)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2015 and 2014, GAAP advertising expense for Roto-Rooter totaled $6,952,000 and $6,596,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the fourth quarters of 2015 and 2014 would total $6,902,000 and $6,435,000, respectively.

Similarly, for the years ended December 31, 2015 and 2014, GAAP advertising expense for Roto-Rooter totaled $25,438,000 and $24,804,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years ended December 31, 2015 and 2014 would total $26,755,000 and $26,266,000, respectively.

(d)

Adjusted diluted average shares outstanding excludes the estimated dilutive impact of the convertible notes prior to conversion of these notes on May 15, 2014 (impact of 102,000 shares for the year ended December 31, 2014) as this impact was entirely offset upon the exercise of the note hedges on May 15, 2014.

(e)

VITAS has 8 large (greater than 450 ADC), 19 medium (greater than 200 but less than 450 ADC) and 17 small (less than 200 ADC) hospice programs. For the current Medicare cap year there are no programs with a cap liability and four programs with Medicare cap cushion of less than 10%.

(f)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901